United Insurance Holdings Corp. NASDAQ: UIHC Company Presentation December 2017

2DECEMBER 2017 INVESTOR PRESENTATION Cautionary Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2016. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See the Appendix section of this presentation for further information regarding these non-GAAP financial measures. The Company has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the Securities Exchange Commission ("SEC"). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offering of securities in the future will be made only by means of the prospectus in that registration statement and a related prospectus supplement, which will be filed with the SEC. Before you invest in any potential offering, you should read the prospectus, the related prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the potential offering. When available, you may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company will arrange to send you the prospectus and the related prospectus supplement after filing if you request it. The information in this presentation is confidential. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited.

3DECEMBER 2017 INVESTOR PRESENTATION Management Overview John Forney has served as our Chief Executive Officer and a member of our Board since June 14, 2012. He assumed the additional role of President in July 2013. From 2002 until he joined UIHC, Mr. Forney served in a number of different capacities at Raymond James (NYSE: RJF), a financial services holding company based in St. Petersburg, Florida. He last served there as managing director in Raymond James' public finance department, where he managed the department and led the firm's investment banking efforts in catastrophe insurance financing. Mr. Forney received a B.A. in Economics from Princeton University and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania. He also holds the Chartered Financial Analyst designation. B. Bradford Martz has served as our Chief Financial Officer since October 1, 2012. Prior to joining UIHC, Mr. Martz served as Chief Financial Officer and Board Member of Bankers Financial Corporation, a Florida-based diversified holding company system with operations in the property and casualty insurance, life/annuity insurance, warranty, insurance agency, insurance business process outsourcing and real estate markets. Mr. Martz obtained a B.S. in Finance from the University of Colorado at Boulder and an M.B.A. from Northeastern University. Mr. Martz is a Certified Public Accountant actively licensed in Florida and also holds the Global Certified Management Accountant designation from the American Institute of Certified Public Accountants.

4DECEMBER 2017 INVESTOR PRESENTATION United Insurance Holding Corp. (NASDAQ: UIHC) is the holding company for United Property & Casualty Insurance Company (“UPC”) and its affiliated companies. UPC is a specialized residential and commercial property and casualty insurance underwriter with a geographically diversified book of business and a long track record of consistent underwriting profitability and strong returns on invested capital. UPC was founded in 1999, and since 2012 has implemented a growth and diversification strategy that has taken it from $246 million premium in force at Dec. 31, 2012 to over $1 billion premium in-force as of Sept. 30, 2017. UPC currently writes in 12 states and is licensed in 18 states from Texas to Maine across our family of companies. Company Overview UIHC as of September 30, 2017 Market Cap: $697 million Total Assets: $2.18 billion Total Equity: $501 million Premium in-Force: $1.0 billion Financial Strength Ratings: A- (Kroll) A (Demotech)

5DECEMBER 2017 INVESTOR PRESENTATION Company Evolution Merger with American Coastal created a leading specialty cat underwriter in both personal and commercial property Added 3 new Directors with extensive insurance experience Rollout of additional property products in existing states Continue diversification of exposure by product and geography Phase 4 (2017-Forward) Reconstituted original Board of Directors and revamped Executive Team Public offering of common stock & became listed on NASDAQ Diversified outside FL into 11 new states Strong organic growth complemented by two strategic acquisitions Phase 3 (2012-2016) Became a public company Legislative and regulatory changes temporarily slow growth and profitability Avoided sinkhole crisis through disciplined underwriting Phase 2 (2008-2011) Began operations in Florida with $5.5m of capital Maintained profitability every year despite 8 hurricanes in 2004-05 Phase 1 (1999-2007) VISION: To be the premier provider of property insurance in catastrophe-exposed areas

6DECEMBER 2017 INVESTOR PRESENTATION UPC Has a Significant Market Opportunity Relative U.S. Hurricane Risk¹ ¹ Source: AIR Worldwide ² Source: Karen Clark & Company Export capabilities to all cat-exposed areas Exposed Property Values ($ billion) ² Coastal Peak State All TIV TIV Coastal TIV 1 New York 7,838 5,610 2,484 2 Florida 4,673 3,657 688 3 Texas 5,963 1,588 1,187 4 Massachusetts 2,365 1,278 318 5 New Jersey 3,100 1,216 319 6 Connecticut 1,261 786 359 7 Louisiana 1,103 397 126 8 Virginia 2,019 312 104 9 South Carolina 998 276 103 10 Maine 398 239 105 11 North Carolina 2,092 180 57 12 Rhode Island 352 156 60 13 Alabama 1,100 144 98 14 Georgia 2,472 109 65 15 New Hampshire 406 109 109 16 Delaware 268 89 54 17 Mississippi 569 76 43 18 Maryland 1,551 22 22 Total 38,528 16,244 6,301 Florida is only 11%- 23% of the market

7DECEMBER 2017 INVESTOR PRESENTATION Diversification of Premium in-force Premium in-force at 9/30/2017 Total Premium in-force: $1.07 billion 579,908 54% 148,795 14% 88,477 8% 192,521 18% 59,079 6% 488,872 46% FL Northeast Southeast Gulf E&S / Other 72% 28% Personal Lines Commercial Lines By Region: By Line:

8DECEMBER 2017 INVESTOR PRESENTATION UPC’s Four Proven Pathways for Growth Organic Underwriting Carrier Partnerships Policy/Portfolio Assumption Mergers & Acquisitions 12,000 Appointed Independent Agencies & MGA’s Nationally – this is our primary focus Highest premium- in-force of any producer Largest producer of our new business UPC has executed 3 successful acquisitions Completed 1st ever assumption from TWIA in Q4-16

9DECEMBER 2017 INVESTOR PRESENTATION Strong Underwriting Performance Underlying annual combined ratio consistently below 90% 1 Catastrophe losses (CAT) include all events in excess of $1 million of incurred losses from 2 or more claims. 2 Underlying combined ratio, a measure that is not based on U.S. GAAP, is reconciled above to the combined ratio, the most directly comparable GAAP measure. Additional information regarding non-GAAP measures can be found in the Appendix of this presentation Loss ratio, net 54.5% 65.3% 70.0 % Expense ratio, net 39.5% 39.6% 48.4 % Combined ratio (CR) 94.0% 104.9% 118.4 % Effect of current year catastrophe losses on CR ¹ 8.5% 12.2% 27.4 % Effect of prior year (favorable) development on CR (0.7) % 3.7% (0.7) % Effect of ceding commission income on CR 1.0% 1.5% 7.2 % Underlying combined ratio ² 85.2% 87.5% 84.5% 2015 2016 YTD 9/30/17

10DECEMBER 2017 INVESTOR PRESENTATION Approved Rate Changes Will Further Improve Results State Rate Chg Prem Inforce Gross Impact FL 8.4% 326,149$ 27,397$ TX 6.5% 119,192$ 7,747$ RI 9.8% 30,306$ 2,970$ MA 5.0% 48,187$ 2,409$ NJ 7.0% 27,017$ 1,891$ Total 42,415$ • UPC has taken positive rate action in 5 states during the first 9 months of 2017 to improve results • We do not believe these rate increases have had any negative impact on UPC’s retention at renewal 90% 92% 92% 91% 81% 84% 85% 84% 75% 80% 85% 90% 95% 2014 2015 2016 9/30/2017 Retention Rates Retained At Renewal Retained Through Full Policy Term Potential Impact of Rate Actions Premium in-force data as of June 30, 2017 ($ in thousands):

Q3 & YTD 2017 Results

UPC INSURANCE® Keep the Promise®

Improvements Y/Y excluding CAT

Consolidated GAAP ($000)	Q3-17	Q3-16	% Chg	2017	2016	% Chg
				YTD as of September 30,		
Revenue						
Gross Earned	$ 268,001	$ 173,520	54.4%	$ 711,650	$ 484,607	46.9%
Ceded Earned	(115,507)	(53,299)	116.7%	(292,355)	(148,837)	96.4%
Net Earned	**152,494**	**120,221**	**26.8%**	**419,295**	**335,770**	**24.9%**
Investment Income	4,901	2,663	84.0%	12,489	7,786	60.3%
Realized gain(loss)	(71)	106	-167.0%	(554)	478	215.9%
Other revenue	13,804	4,212	227.7%	40,604	11,650	248.5%
Total Revenue	**171,128**	**127,202**	**34.5%**	**471,834**	**355,684**	**32.7%**
Expenses						
Loss & LAE - NonCAT	60,512	67,637	-10.5%	178,373	175,730	1.5%
Loss & LAE - CAT	82,615	5,109	1517.0%	115,025	23,885	381.6%
Policy Acquisition	46,546	31,333	48.6%	125,302	84,086	48.8%
Operating & Admin	26,207	17,887	46.5%	77,845	47,085	65.3%
Interest Expense	771	206	274.3%	2,282	397	474.8%
Total Expense	**216,651**	**122,172**	**77.3%**	**498,827**	**331,183**	**50.6%**
Operating Income	**(45,523)**	**5,030**	**-1005.1%**	**(26,993)**	**24,501**	**-210.1%**
Other Inc (Exp)	36	11		94	80	100.0%
Income Tax	(17,475)	1,618	-1180.0%	(10,043)	8,366	-220.0%
Net Income	**(28,012)**	**3,423**	**-918.5%**	**(16,856)**	**16,215**	**-204.0%**
Combined Ratio (CR)	**141.6%**	**101.4%**	**40.2%**	**118.4%**	**98.5%**	**19.9%**
Underlying CR [1]	**81.5%**	**91.4%**	**-9.9%**	**84.5%**	**87.7%**	**-3.2%**

Solid revenue growth and underlying combined ratios (CR) impacted by unusually high catastrophe (CAT) losses during 2017

[1] Underlying combined ratio, a measure that is not based on U.S. GAAP, removes the impact of catastrophe losses, prior year reserve development and ceding commission income on the combined ratio, which is the most directly comparable GAAP measure. Additional information regarding non-GAAP financial measures can be found in Appendix of this presentation.

DECEMBER 2017 **INVESTOR PRESENTATION**

11

12DECEMBER 2017 INVESTOR PRESENTATION How Have We Done Over the Long-term? Underlying results represent the true earnings power of UPC Insurance over the long-term Property CAT is inherently volatile Year Ended Key Metrics 12/31/2013 12/31/2014 12/31/2015 12/31/2016 YTD 9/30/17 Gross premium earned ($000) $ 316,708 $ 400,695 $ 504,215 $ 666,829 $ 711,650 Net income ($000) $ 20,342 $ 41,013 $ 27,358 $ 5,698 $ (16,856) EPS $ 1.26 $ 2.05 $ 1.28 $ 0.26 $ (0.47) Combined ratio 87.7% 81.4% 94.0% 104.9% 118.4% ROAE 20.8% 26.3% 12.4% 2.4% -4.4% Net retained cat losses ($000) $ 3,602 $ 829 $ 28,565 $ 55,842 $ 115,025 Net income ex-cat ($000) ¹ $ 22,683 $ 41,552 $ 45,925 $ 41,995 $ 57,910 EPS ex-cat ¹ $ 1.40 $ 2.07 $ 2.14 $ 1.94 $ 1.63 Underlying combined ratio ¹ 83.3% 81.6% 85.2% 87.5% 84.5% ROAE ex-cat ¹ 23.2% 26.7% 20.7% 17.5% 15.2% 1 Additional information regarding non-GAAP financial measures can be found in the Appendix of this presentation

13DECEMBER 2017 INVESTOR PRESENTATION Core earnings are growing EBITDA ¹ EBITDA excluding CAT ¹ Adding back depreciation and amortization to earnings before income tax is important given the significant non-cash expenses related to recent acquisitions Catastrophe losses are core to our property insurance business, but adding them back to EBITDA illustrates consistent core earnings and cash flow generation $35.2 $65.2 $45.2 $18.7 $(2.7) $(10.0) $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2013 2014 2015 2016 YTD 9/30/17 $ in millions $ in millions 1 EBITDA and EBITDA excluding CAT, measures that are not based on U.S. GAAP, adds back the impact of amortization, depreciation, income taxes and current year catastrophe losses to net income (loss), which is the most directly comparable GAAP measure. Additional information regarding non-GAAP financial measures can be found in the Appendix of this presentation. $38.8 $66.0 $73.8 $74.6 $112.3 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2013 2014 2015 2016 YTD 9/30/17

14DECEMBER 2017 INVESTOR PRESENTATION Strong Liquidity & Cash Generation Holding Co. Liquidity Debt-to-Capital Ratio Cash Flow from Operations $110 $69 $98 $66 $112 $- $20 $40 $60 $80 $100 $120 2013 2014 2015 2016 Annualized Q3-17 12.0% 6.2% 4.9% 18.3% 9.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2013 2014 2015 2016 Q3- 2017 • Strong dividend capacity from insurance subsidiaries • Consistent cash generation including significant contribution from unregulated sources, such as our wholly-owned Mananging General Agency (MGA) • Conservative financial leverage profile $ in millions $ in millions $28.5 $52.3 $75.1 $36.5 $69.4 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2013 2014 2015 2016 Q3-2017 Dividend capacity of subsidiaries Unrestricted liquidity on hand

15DECEMBER 2017 INVESTOR PRESENTATION Consistent Growth in Equity 87,986 501,216 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2012 2013 2014 2015 2016 Q3-17 GAAP Equity STAT Equity 470% INCREASE IN EQUITY FROM Q4 2012 – Q3 2017 $ in thousands

16DECEMBER 2017 INVESTOR PRESENTATION Conservative Investment Portfolio • Designed to preserve capital, maximize after-tax investment income & liquidity while minimizing asset & interest rate risk • As of Sept. 30, 2017, 99.7% of the Company’s fixed maturity portfolio was rated investment grade – Average duration: 3.8 years – Composite rating: A+ – Average coupon: 3.21% All data as of September 30, 2017 Securities Portfolio Value ($mm) % of total Cash and Investments Fixed Maturities $715.4 67.7% Cash & Cash Equivalents 280.3 26.5% Equity Securities 52.8 5.0% Other Long-Term Investments 7.8 0.7% Total cash and investments $1,056.3 100% Quality Distribution Asset Allocation 19.5% 18.4% 28.1% 5.1% 0.7% 1.6% 26.5% Government & Agency Municipal Bonds Corporate Bonds Common & Preferred Equity Other long-term investments Asset backed securities Cash & cash equivalents

17DECEMBER 2017 INVESTOR PRESENTATION Reinsurance Philosophy Reinsurance mitigates risk and our track record shows catastrophe losses are earnings events, not capital events We try to balance protection against frequency & severity of loss with risk retained as well as the total cost of premiums ceded to reinsurers Consistent risk transfer is an integral part of our capital strategy View reinsurers as long-term partners, not short-term capital providers Net retained losses are limited as a % of total capital for each occurrence

2017-18 Reinsurance Program

UPC INSURANCE® Keep the Promise®



$2.8B
$2.3B
$2.1B
$1.629B
$1.3B
$888M
$570M
$539M
$447M
$256M
$56M
RT ¹
400 YR
Layer 5
$578M xs $25M
NIL
Layer 4
$450M xs $25M
NIL
100 YR
Public FHCF
45% of
$1.73B xs
$535M
NIL
2005 Season
(7 events)
Layer 3
$400M xs
$25M
NIL
Layer 2
$300M xs $25M
NIL
Andrew
Layer 1
$200M xs $25M
NIL
$50M Retention
20% $6M QS

¹ Return times and expected losses based on 9/30/17 projected exposures using AIR v3.1 LT

The Loss Scenarios Depicted Assume Losses of $1.629B (100 YR) 1st Event, followed by a loss of $1.14B (50 YR) in a 2nd Event. Should a Loss Be Less Than the Full 2nd Event Limit, Any Remaining Limit Would Be Available For a 3rd Event. ²

1st Event: 100 YR ($1.629B FL Only)	
TOTAL RECOVERY:	$1.629BM
NET RETAINED:	$50.0M
REMAINING 2nd EVENT LIMIT:	$1.148B

2nd Event: 50 YR ($1.14B FL Only)	
TOTAL RECOVERY:	$1.115B
NET RETAINED:	$21.0M
REMAINING LIMIT:	$28.8M



$1.2B
$1.140B
$539M
$292M
$25M
50 YR
Layer 5
$578M xs $25M
NIL
Public FHCF
45% of
$664M xs
$535M
NIL
Layer 4
$267M xs $25M
NIL
$21M Retention
20% $4M QS

² Excludes Blueline which has a separate reinsurance program and a $5 million retention for each event

DECEMBER 2017 **INVESTOR PRESENTATION** 18

19DECEMBER 2017 INVESTOR PRESENTATION Conclusion EXTENSIVE MARKET OPPORTUNITY • Permanent dislocation/lack of capacity in windstorm exposed markets • Small market share needed to generate significant premium growth and strong returns • UPC was the 21st largest homeowners insurer in U.S. for 2016 with production in only 12 states • Approximately 85% of new business is being written outside Florida • Seven member executive team has deep experience growing national platforms LONG TRACK RECORD OF SUCCESS • Cumulative written premiums nearly $4 billion; cumulative claims paid over $1.5 billion since inception • Anti-fragility demonstrated during more than 50 different catastrophe events since 1999 • Business model has produced strong returns on invested capital through the cycle CONSERVATIVELY CAPITALIZED • Strong balance sheet with ample equity and liquidity – minimal financial leverage and investment risk • Shareholders’ equity of $501 million augmented by over $2.2 billion of reinsurance remaining at Q3-17 • Conservative reserving philosophy with short tail exposure resulting in low reserve risk • Low financial leverage and strong cash flow from both regulated and unregulated sources MAJOR INVESTMENTS IN THE PLATFORM • Merger with Florida’s largest commercial property writer – American Coastal • New claims and policy processing systems provide premier functionality and scalability • Insourcing of key insurance functions gives UPC control over customer experience

20DECEMBER 2017 INVESTOR PRESENTATION APPENDIX

Definition & Reconciliation of Underlying Combined Ratio

UPC INSURANCE Keep the Promise

We believe that investors' understanding of UPC Insurance's performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Combined ratio excluding the effects of current year catastrophe losses, prior year development and ceding commission income (underlying combined ratio) is a non-GAAP ratio, which is computed as the GAAP combined ratio less (plus) the effect of current year catastrophe losses, prior year development and ceding commission income on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our business that may be obscured by current year catastrophe losses and prior year development. Current year catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year development is unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. The most direct comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall profitability of our business.

	2013	2014	2015	2016	YTD 9/30/17	YTD 9/30/16	Q3-17	Q3-16
Combined ratio (CR)	87.7 %	81.4 %	94.0 %	104.9 %	118.4 %	98.5 %	141.6 %	101.4 %
Effect of current year catastrophe losses on CR	1.8 %	0.3 %	8.5 %	12.2 %	27.4 %	7.1 %	54.2 %	4.2 %
Effect of prior year (favorable) development on CR	2.1 %	(1.5) %	(0.7) %	3.7 %	(0.7) %	2.9 %	(0.7) %	4.9 %
Effect of ceding commission income on CR	0.5 %	1.0 %	1.0 %	1.5 %	7.2 %	0.8 %	6.6 %	0.9 %
Underlying combined ratio	83.3 %	81.6 %	85.2 %	87.5 %	84.5 %	87.7 %	81.5 %	91.4 %

DECEMBER 2017 **INVESTOR PRESENTATION**

21

Definition & Reconciliation of EBITDA

UPC INSURANCE® Keep the Promise®

We believe that investors' understanding of UPC Insurance's performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Income (loss) before income taxes, depreciation and amortization (EBITDA) is non-GAAP measure that adds back the effect of depreciation, amortization and income taxes to GAAP net income (loss). We believe that this measure is useful to investors and it is used by management to reveal the trends in our business that may be obscured by non-cash expenses of amortization and depreciation. The most direct comparable GAAP measures is net income (loss). EBITDA should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.

	2013	2014	2015	2016	YTD 9/30/17
Net income (loss)	**$ 20.3**	**$ 41.0**	**$ 27.4**	**$ 5.7**	**$ (16.9)**
Plus: Income taxes	$ 14.1	$ 23.4	$ 14.5	$ 1.3	$ (10.0)
Plus: Depreciation & Amortization	$ 0.7	$ 0.8	$ 3.3	$ 11.7	$ 24.2
EBITDA	**$ 35.2**	**$ 65.2**	**$ 45.2**	**$ 18.7**	**$ (2.7)**

Income (loss) before income taxes, depreciation and amortization excluding the effect of current year catastrophe losses (EBITDA ex-CAT) is non-GAAP measures that adds back the effect of depreciation, amortization, income taxes and current year catastrophe losses to GAAP net income (loss). We believe that this measure is useful to investors and it is used by management to reveal the trends in our business that may be obscured by non-cash expenses of amortization and depreciation as well as current year catastrophe losses and income taxes. The most direct comparable GAAP measures is net income (loss). EBITDA ex-CAT should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.

	2013	2014	2015	2016	YTD 9/30/17
Net income (loss)	**$ 20.3**	**$ 41.0**	**$ 27.4**	**$ 5.7**	**$ (16.9)**
Plus: Income taxes	$ 14.1	$ 23.4	$ 14.5	$ 1.3	$ (10.0)
Plus: Catastrophe losses	$ 3.6	$ 0.8	$ 28.6	$ 55.8	$ 115.0
Plus: Depreciation & Amortization	$ 0.7	$ 0.8	$ 3.3	$ 11.7	$ 24.2
EBITDA ex-CAT	**$ 38.8**	**$ 66.0**	**$ 73.8**	**$ 74.6**	**$ 112.3**

DECEMBER 2017 **INVESTOR PRESENTATION**

22

Definition & Reconciliation of Other non-GAAP Measures

UPC INSURANCE® Keep the Promise®

We believe that investors' understanding of UPC Insurance's performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Net income, earnings per share (EPS) & return on average equity (ROAE) excluding the effect of current year catastrophe losses (Net income ex-CAT, EPS ex-CAT & ROAE ex-CAT) are non-GAAP measures that remove the effect of current year catastrophe losses from GAAP net income, EPS and shareholders' equity. We believe that these measures are useful to investors and they are used by management to reveal the trends in our business that may be obscured by current year catastrophe losses. The most direct comparable GAAP measures are net income, EPS and ROAE. Net income ex-CAT, EPS ex-CAT and ROAE ex-CAT should not be considered as a substitute for net income, EPS or ROAE and does not reflect the overall profitability of our business.

	2013	2014	2015	2016	YTD 9/30/17
Net income	**$ 20,342**	**$ 41,013**	**$ 27,358**	**$ 5,698**	**$ (16,856)**
Plus: Catastrophe losses (CAT), net of tax	$ 2,341	$ 539	$ 18,567	$ 36,297	$ 74,766
Net income ex-CAT	$ 22,683	$ 41,552	$ 45,925	$ 41,995	$ 57,910
Earnings (loss) per diluted share (EPS)	**$ 1.26**	**$ 2.05**	**$ 1.28**	**$ 0.26**	**$ (0.47)**
Plus: CAT per diluted share	$ 0.14	$ 0.02	$ 0.86	$ 1.68	$ 2.10
EPS ex-CAT	$ 1.40	$ 2.07	$ 2.14	$ 1.94	$ 1.63
Return on average equity (ROAE)	**20.8%**	**26.3%**	**12.4%**	**2.4%**	**-4.4%**
Plus: CAT as a % of average equity	2.4%	0.3%	8.4%	15.1%	19.7%
ROAE ex-CAT	23.2%	26.7%	20.7%	17.5%	15.2%

DECEMBER 2017 **INVESTOR PRESENTATION**

23